PRELIMINARY COPY DATED JULY 12, 2024, SUBJECT TO COMPLETION

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Context Therapeutics Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

July 24, 2024
To our stockholders:
We are pleased to invite you to attend a Special Meeting of Stockholders of Context Therapeutics Inc. to be held on Tuesday, September 17, 2024 at 8:30 a.m. Eastern Time. The Special Meeting will be a virtual stockholder meeting through which you can listen to the meeting and vote online. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/CNTX2024SM and entering your 16-digit control number (included on the Notice of Internet Availability of Proxy Materials sent to you).
Details regarding admission to the Special Meeting and the business to be conducted at the Special Meeting are described in the accompanying Notice of Special Meeting of Stockholders and proxy statement.
We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission's "notice and access" rules. As a result, we are sending to our stockholders a notice instead of paper copies of this proxy statement and a proxy card or voting instruction form. The notice contains instructions on how to access these documents over the Internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this proxy statement and a proxy card or voting instruction form. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact and cost of our Special Meeting.
Your vote is important. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible. You may vote by telephone or through the Internet by following the instructions on the notice you received, or, if you received a paper proxy card or voting instruction form by mail, by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in this proxy statement, as well as in the notice you receive.
Thank you for your ongoing support of and continued interest in Context Therapeutics Inc. We look forward to your participation at the Special Meeting.

Sincerely,
/s/ MARTIN LEHR
Martin Lehr
Chief Executive Officer

CONTEXT THERAPEUTICS INC.
2001 Market Street, Suite 3915, Unit #15
Philadelphia, Pennsylvania 19103

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On September 17, 2024
To the Stockholders of Context Therapeutics Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Context Therapeutics Inc., a Delaware corporation (the "Company"), will be held on Tuesday, September 17, 2024 at 8:30 a.m. Eastern Time. The Special Meeting will be a virtual stockholder meeting through which you can listen to the meeting and vote online. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/CNTX2024SM and entering your 16-digit control number (included on the Notice of Internet Availability of Proxy Materials sent to you). There is no physical location for the Special Meeting. The purpose of the Special Meeting will be the following:

1.To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share, from 100,000,000 to 200,000,000; and

2.To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum.
These items of business are more fully described in the proxy statement accompanying this Notice.
The record date for the Special Meeting is July 22, 2024. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment or postponement thereof.
For the ten days prior to the Special Meeting, a list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder of record for purposes germane to the Special Meeting. You may make a request by calling our corporate headquarters at (267) 225-7416 during regular business hours.

By Order of the Board of Directors,

/s/ ALEX LEVIT
Alex Levit
Corporate Secretary
Philadelphia, Pennsylvania
July 24, 2024

You are cordially invited to attend the Special Meeting via our virtual meeting platform. Whether or not you expect to attend the Special Meeting, please vote by telephone or through the Internet prior to the Special Meeting, or, if you receive a paper proxy card or voting instruction form by mail, by completing and returning the proxy card or voting instruction form mailed to you, as promptly as possible in order to ensure your representation at the Special Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card or voting instruction form by mail, the instructions are printed on your proxy card or voting instruction form and included in the accompanying Proxy Statement. Even if you have voted in advance, you may still vote online while attending the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on September 17, 2024

The notice of special meeting of stockholders and proxy statement are available at www.proxyvote.com.

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
PROPOSAL 1—APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	7
PROPOSAL 2—APPROVAL OF THE ADJOURNMENT PROPOSAL	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
HOUSEHOLDING OF PROXY MATERIALS	11
OTHER MATTERS	12
APPENDIX A	13

CONTEXT THERAPEUTICS INC.
2001 Market Street, Suite 3915, Unit #15
Philadelphia, Pennsylvania 19103
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held On September 17, 2024
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
We are providing you with these proxy materials because the Board of Directors of Context Therapeutics Inc. (the "Board") is soliciting your proxy to vote at a Special Meeting of Stockholders (the "Special Meeting") of Context Therapeutics Inc. (the "Company"), including at any adjournments or postponements thereof, to be held on Tuesday, September 17, 2024 at 8:30 a.m. Eastern Time. The Special Meeting will be a virtual stockholder meeting through which you can listen to the meeting and vote online. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/CNTX2024SM and entering your 16-digit control number (included on the Notice of Internet Availability of Proxy Materials sent to you). You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The proxy materials, including this proxy statement, are being distributed and made available on or about July 24, 2024. As used in this proxy statement, references to "we," "us," "our," "Context" and the "Company" refer to Context Therapeutics Inc. and our consolidated subsidiaries.
Why did I receive a Notice of Internet Availability of Proxy Materials on the Internet instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials over the Internet rather than printing and mailing the proxy materials. We believe electronic delivery will expedite the receipt of materials and will help lower our costs and reduce the environmental impact of our special meeting materials. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the "Notice") because the Board is soliciting your proxy to vote at the Special Meeting, including at any adjournments or postponements of the Special Meeting.
The Notice will provide instructions as to how stockholders may access and review the proxy materials, including the Notice of Special Meeting and proxy statement, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card or voting instruction form, be sent to them by mail. The Notice will also provide voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of Special Meeting and proxy statement are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.
We intend to send the Notice on or about July 24, 2024 to all stockholders of record entitled to vote at the Special Meeting. The proxy materials, including the Notice of Special Meeting of Stockholders and this proxy statement, will be made available to stockholders on the Internet on the same date.
Will I receive any other proxy materials by mail?
You will not receive any additional proxy materials via mail unless (1) you request a printed copy of the proxy materials in accordance with the instructions set forth in the Notice or (2) we elect, in our discretion, to send you a proxy card and a second Notice of Internet Availability of Proxy Materials, which we are permitted to do once at least 10 calendar days have passed since the date we first sent the Notice of Internet Availability of Proxy Materials to our stockholders.

How do I attend the Special Meeting?

The Special Meeting will be held on Tuesday, September 17, 2024 at 8:30 a.m. Eastern Time. The Special Meeting will be a virtual stockholder meeting through which you can listen to the meeting and vote online. There will be no physical meeting location. To participate, you can access the Special Meeting by visiting www.virtualshareholdermeeting.com/CNTX2024SM and entering your 16-digit control number (included on the Notice of Internet Availability of Proxy Materials sent to you). Prior to the Special Meeting, you should ensure that you have a strong WiFi connection. We also recommend that you log in a few minutes before the Special Meeting on September 17, 2024 to ensure you are logged in when the meeting starts and to ensure that you can hear streaming audio prior to the start of the meeting. Online check-in will begin at 8:15 a.m. Eastern Time on September 17, 2024.
We have decided to hold a virtual meeting because it improves stockholder access, encourages greater global participation, lowers costs compared to an in-person event, and aligns with our broader sustainability goals. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Information on how to vote online while attending the Special Meeting is discussed below.
What if I need technical assistance accessing or participating in the virtual Special Meeting?
If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call toll free: 1-844-986-0822, or if calling internationally, please call: 1-303-562-9302.
Who can vote at the Special Meeting?

Only stockholders of record at the close of business on July 22, 2024 will be entitled to vote online while attending the Special Meeting. On the record date, there were [●] shares of common stock, par value $0.001 per share (the “Common Stock”), outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on July 22, 2024, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (formerly known as American Stock Transfer & Trust Company), then you are a stockholder of record. As a stockholder of record, you may vote online while attending the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote your shares electronically through the Internet prior to the meeting, over the telephone, or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on July 22, 2024, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting and may vote online while attending.
What am I voting on?
There are two matters scheduled for a vote:

•To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000 ("Proposal 1"); and

•To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum ("Proposal 2").
What if another matter is properly brought before the Special Meeting?
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons acting as proxies to vote on those matters in accordance with their best judgment.
How do I vote?
Proposal 1: Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Broker non-votes are not expected to occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal without specific instructions from the beneficial owner of such shares. Abstentions will have the same effect as votes cast against the proposal.

Proposal 2: Approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote. Broker non-votes are not expected to occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal without specific instructions from the beneficial owner of such shares. Abstentions will have the same effect as votes cast against the proposal.
You may vote online while attending the Special Meeting, vote over the telephone, vote through the Internet prior to the Special Meeting, or vote using a proxy card or voting instruction form that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Special Meeting, we urge you to vote in advance to ensure your vote is counted. You may still attend the Special Meeting and vote online during the Special Meeting even if you have already voted in advance.

•To vote online during the Special Meeting, join the virtual Special Meeting at www.virtualshareholdermeeting.com/CNTX2024SM using your 16-digit control number (included on the Notice of Internet Availability of Proxy Materials sent to you) and follow the instructions in the Special Meeting portal.
•To vote by using a printed proxy card or voting instruction form that may be delivered to you, simply complete, sign and date the proxy card or voting instruction form and return it promptly in the envelope provided.
•To vote over the telephone, dial toll-free (800) 690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time on September 16, 2024 to be counted.
•To vote through the Internet without attending the Special Meeting, go to www.proxyvote.com to complete an electronic proxy card or voting instruction form. Have your 16-digit control number (included on the Notice sent to you) and follow the instructions in the Special Meeting portal. Your Internet vote must be received by 11:59 p.m., Eastern Time on September 16, 2024 to be counted.

We provide Internet voting to allow you to vote your shares online prior to the Special Meeting, and Internet voting to allow you to vote your shares during the Special Meeting, with procedures designed to ensure the authenticity and correctness of your vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Can I vote my shares by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Special Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of July 22, 2024.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by telephone, through the Internet prior to the Special Meeting, by completing the printed proxy card that may be delivered to you or online while attending the Special Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a "routine" matter under applicable rules. Brokers and nominees can use their discretion to vote

"uninstructed" shares with respect to matters that are considered to be "routine" under applicable rules but not with respect to "non-routine" matters. Under applicable rules and interpretations, "non-routine" matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Proposals 1 and 2 are considered to be “routine” matters, so your broker or nominee may vote your shares in its discretion on those proposals even in the absence of your instruction.
What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” Proposal 1, the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, and “FOR” Proposal 2, the approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum.
Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Can I change my vote?
Yes. You can change your vote at any time before the Special Meeting in any one of the following ways:
•You may submit another properly completed proxy card or voting instruction form with a later date (which automatically revokes the prior proxy or voting instruction).
•You may grant a subsequent proxy by telephone or through the Internet prior to the Special Meeting.
•You may send a timely written notice that you are revoking your earlier-dated proxy to our Corporate Secretary c/o Context Therapeutics Inc., 2001 Market Street, Suite 3915, Unit #15, Philadelphia, Pennsylvania 19103.
•You may attend the Special Meeting and vote online during the meeting. Simply attending the Special Meeting via the virtual platform will not, by itself, revoke your proxy. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Special Meeting.
Your most current proxy card, voting instruction form or telephone or Internet vote is the one that will be counted.
When are stockholder proposals and director nominations due for next year's annual meeting?
To be considered for inclusion in next year's proxy materials, you must submit your proposal, in writing, by December 27, 2024, to our Corporate Secretary c/o Context Therapeutics Inc., 2001 Market Street, Suite 3915, Unit #15, Philadelphia, Pennsylvania 19103, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Pursuant to our bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2025 Annual Meeting of Stockholders, to be timely, you must notify our Corporate Secretary between 8:00 a.m., local time, on the 120th day prior to the first anniversary of the 2024 Annual Meeting of Stockholders and not later than 5:00 p.m. on the 90th day prior to the first anniversary of the 2024 Annual Meeting of Stockholders. If the date of the 2025 Annual Meeting of Stockholders occurs more than 25 days before or after the first anniversary of the 2024 Annual Meeting of Stockholders, then to be timely, such notice must be received by our Corporate Secretary no earlier than 8:00 a.m., local time, on the 120th day prior to the 2025 Annual Meeting of Stockholders and no later than 5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting of the Stockholders was first made by the Company. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 14, 2025.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count votes "FOR," "AGAINST," abstentions and, if applicable, broker non-votes. Abstentions will have the same effect as votes cast against Proposal 1 and Proposal 2.
What are "broker non-votes"?
As discussed above, when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be "non-routine," the broker or nominee cannot vote the shares. These unvoted shares are counted as "broker non-votes."As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve the proposal and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.	To approve Proposal 1, stockholders holding a majority of the outstanding shares of Common Stock must vote "FOR" the proposal.	Same effect as votes cast “AGAINST”	Not applicable(1)
2
Approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum.
		To approve Proposal 2, stockholders holding a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote must vote "FOR" the proposal.	Same effect as votes cast “AGAINST”	Not applicable(1)
(1)These proposals are considered to be "routine" matters under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on these proposals.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding shares entitled to vote are present at the Special Meeting by remote communication or represented by proxy. On the record date, there were [●] shares outstanding and entitled to vote.
For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy or that are represented by remote communication at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum.
Will a list of stockholders entitled to vote at the Special Meeting be available?
For the ten days prior to the Special Meeting, a list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder of record for purposes germane to the Special Meeting. You may make a request by calling our corporate headquarters at (267) 225-7416 during regular business hours.

How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Special Meeting.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO THE COMPANY'S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On June 20, 2024, the Board adopted, subject to stockholder approval, an amendment to Article IV, Section 1 of our Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of Common Stock by 100,000,000 shares, or from 100,000,000 shares to 200,000,000 shares. The following discussion is qualified by the text of the Charter Amendment, which is set forth in Appendix A attached to this proxy statement. The Board believes that the Charter Amendment is necessary to maintain flexibility to issue shares of Common Stock for future corporate needs.

The additional authorized shares of Common Stock to be authorized by the Charter Amendment would have rights identical to our current issued and outstanding shares of Common Stock. Issuance of the additional shares of Common Stock would not affect the rights of the holders of our issued and outstanding shares of Common Stock, except for effects incidental to any increase in the number of shares of Common Stock issued and outstanding, such as dilution of earnings per share and voting rights.

If the Charter Amendment is approved by stockholders at the Special Meeting, then it will become effective upon filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, which filing is expected to occur promptly following the Special Meeting. The Board reserves the right, notwithstanding stockholder approval of the Charter Amendment and without further action by our stockholders, not to proceed with the Charter Amendment at any time before it becomes effective.

Capitalization

Our Restated Certificate of Incorporation currently authorizes up to 110,000,000 shares of capital stock, of which 100,000,000 are shares of Common Stock and 10,000,000 are shares of preferred stock, par value $0.001 per share. As of July 8, 2024, we had no shares of preferred stock issued and outstanding and the Charter Amendment does not affect the number of authorized shares of preferred stock.

On May 6, 2024, we closed a private placement of (i) 59,032,259 shares of our Common Stock at a purchase price of $1.55 per share, and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase 5,482,741 shares of Common Stock at a purchase price of $1.549 per Pre-Funded Warrant. As a result, and in addition to shares of our Common Stock previously issued or reserved for issuance, as of July 8, 2024, we estimate that the following shares of Common Stock were issued or reserved for future issuance:

•74,998,312 shares were issued and outstanding;
•2,903,578 shares were reserved for issuance upon the exercise of outstanding stock options;
•261,745 shares were reserved for issuance under our 2021 Long-Term Performance Incentive Plan (the “2021 Incentive Plan”); and
•11,342,741 shares were reserved for issuance upon the exercise of outstanding warrants.

Accordingly, at July 8, 2024, 10,493,624 shares of Common Stock remained unreserved and available for future issuance. In consideration of the foregoing, the Board approved the Charter Amendment in substantially the form set forth in Appendix A and has recommended that our stockholders do the same.

Reasons for the Charter Amendment

We believe that the additional shares of authorized Common Stock under the Charter Amendment are necessary to provide us with appropriate flexibility to utilize equity for business and financial purposes that the Board determines to be in our Company’s best interests on a timely basis without the expense and delay of a stockholders’ meeting. The Board believes that the currently remaining authorized Common Stock is not likely to be sufficient to permit us to respond to potential business opportunities or to pursue important objectives designed to enhance stockholder value, or to recruit and retain employees, directors, officers and consultants.

The additional authorized shares of Common Stock under the Charter Amendment will provide us with flexibility to use our Common Stock, without further stockholder approval (except to the extent such approval may be required by law or by applicable exchange listing standards) for any proper corporate purposes, including, without limitation, raising capital through one or more future public offerings or private placements of equity securities, expanding our business, acquisition transactions, entering into strategic relationships, providing equity-based compensation and/or incentives to employees, consultants, officers and directors, effecting stock dividends or for other general corporate purposes. Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

If the Charter Amendment is not approved by our stockholders, our business development and financing alternatives may be limited by the lack of sufficient unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed, perhaps severely, by this limitation. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical and scientific personnel, and if the Charter Amendment is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities that our Compensation Committee deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve the Charter Amendment, we may not be able to access the capital markets, initiate or complete future clinical trials and other key development activities, complete corporate collaborations or partnerships, attract, retain and motivate employees and others required to make our business successful, and pursue other business opportunities integral to our growth and success, all of which could severely harm our Company and our prospects.

Other than shares related to future awards under the 2021 Incentive Plan, outstanding awards issued pursuant to the 2021 Incentive Plan or prior equity compensation plans, and outstanding warrants, we do not currently have any other arrangements, agreements or understandings that would require the issuance of additional shares of our Common Stock. Because it is anticipated that our directors and executive officers will be granted additional equity awards under the 2021 Incentive Plan, they may be deemed to have an indirect interest in the Charter Amendment, because absent the Charter Amendment, we may not have sufficient authorized shares to grant such awards.

Possible Effects of the Amendment

The increase in authorized shares of our Common Stock under the Charter Amendment will not have any immediate effect on the rights of existing stockholders. However, because the holders of our Common Stock do not have any preemptive rights, future issuance of shares of Common Stock or securities exercisable for or convertible into shares of Common Stock could have a dilutive effect on our earnings per share, book value per share, voting rights of stockholders and could have a negative effect on the price of our Common Stock.

The Board has not proposed the increase in the number of authorized shares of Common Stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of our Company. Under certain circumstances, however, the additional authorized shares could be used in a manner that has an anti-takeover effect. For example, the additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of our Company or could be issued to persons allied with the Board or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the Charter Amendment is approved by stockholders, the additional shares of authorized Common Stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder or group of holders of a large block of Common Stock, or the replacement or removal of one or more directors or members of management.

The following other provisions of our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, in combination with the additional authorized shares, may also have an anti-takeover effect of preventing or discouraging a change in control of our Company: (i) authorizing the Board to issue preferred stock from time to time, in one or more classes or series, without stockholder approval; (ii) requiring the approval of at least two-thirds of the total voting power of our outstanding voting securities to amend specified provisions of our Amended and Restated Bylaws; (iii) requiring the approval of a majority of our total number of authorized directors and at least two-thirds of the total voting power of our outstanding voting securities to amend specified provisions of our Amended and Restated Certificate of Incorporation; (iv) providing that special meetings of our stockholders may be called only by the Board pursuant to a resolution adopted by a majority of the total number of authorized directors, the chairperson of the Board or our Chief Executive Officer; (v) providing that vacancies on the Board and newly created directorships may be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by stockholders; and (vi) the absence of cumulative voting rights in the election of directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

PROPOSAL 2

APPROVAL OF THE ADJOURNMENT PROPOSAL

We are asking our stockholders to approve a proposal to approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting or if we do not have a quorum at the Special Meeting (“Adjournment Proposal”). If our stockholders approve this Adjournment Proposal, we could adjourn the Special Meeting and any reconvened session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of any of the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of Proposal 1 such that the proposal would be defeated, we could adjourn the Special Meeting without a vote on the approval of Proposal 1 and seek to convince the holders of those shares to change their votes to votes in favor of approval of Proposal 1. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.

The Board believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Special Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of Proposal 1 if there are insufficient votes to approve such proposal at the time of the Special Meeting or in the absence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our Common Stock as of July 8, 2024 for:
•each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;
•each of our named executive officers;
•each of our directors; and
•all of our current executive officers and directors as a group.
The percentage ownership information shown in the table below is based upon 74,998,312 shares of Common Stock outstanding as of July 8, 2024.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that we include shares of Common Stock issuable pursuant to the vesting of restricted stock units and the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of July 8, 2024. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o Context Therapeutics Inc., 2001 Market Street, Suite 3915, Unit #15, Philadelphia, Pennsylvania 19103.

	Beneficial Ownership
	Common Stock
	Shares	%
Executive Officers and Directors
Martin Lehr (1)	1,528,012	2.02%
Jennifer Minai-Azary (2)	219,366	*
Alex Levit (3)	239,803	*
Richard Berman (4)	130,000	*
Jennifer Evans Stacey, Esq. (5)	65,000	*
Philip Kantoff (6)	68,531	*
Linda West (7)	65,000	*
All current executive officers and directors as a group (7 persons)	2,315,712	3.04%
Greater than 5% Holders
Avidity Partners Management LP(8)	7,500,431	10.00%
Deep Track Capital, LP(9)	7,419,355	9.89%
Great Point Partners, LLC(10)	7,419,355	9.89%
Nextech Crossover I SCSp(11)	7,419,355	9.89%
*Represents beneficial ownership of less than 1%.
(1)Consists of (i) 979,891 shares of Common Stock (of which 820,190 shares of Common Stock are held by the Martin Lehr 2000 Trust, for which Ellyn Lehr is the Trustee); and (ii) 548,121 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of July 8, 2024.
(2)Consists of (i) 40,000 shares of Common Stock; and (ii) 179,366 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of July 8, 2024.
(3)Consists of (i) 9,000 shares of Common Stock; (ii) 177,820 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of July 8, 2024, and (iii) 52,983 shares of Common Stock owned by Mr. Levit’s spouse.
(4)Consists of 130,000 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of July 8, 2024.
(5)Consists of 65,000 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of July 8, 2024.
(6)Consists of (i) 3,531 shares of Common Stock; and (ii) 65,000 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of July 8, 2024.
(7)Consists of 65,000 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of July 8, 2024.

(8)Based solely on the information reported in a Schedule 13G filed by Avidity Partners Management LP, Avidity Partners Management (GP) LLC, Avidity Capital Partners Fund (GP) LP, Avidity Capital Partners (GP) LLC, Avidity Master Fund LP, Avidity Private Master Fund I LP, David Witzke and Michael Gregory (collectively, the “Avidity Parties”) on May 13, 2024 with the SEC. As reported in the filing, the Avidity Parties have sole voting and dispositive power with respect to no shares of Common Stock. Avidity Partners Management LP, Avidity Partners Management (GP) LLC, Avidity Capital Partners Fund (GP) LP, Avidity Capital Partners (GP) LLC, and Messrs. Witzke and Gregory have shared voting and dispositive power with respect to 7,500,431 shares of Common Stock, Avidity Master Fund LP has shared voting and dispositive power with respect to 5,125,800 shares of Common Stock and Avidity Private Master Fund I LP has shared voting and dispositive power with respect to 7,776,296 shares of Common Stock. Messrs. Witzke and Gregory are the managing members of Avidity Capital Partners (GP) LLC and Avidity Partners Management (GP) LLC. The principal address for the Avidity Parties is 2828 N. Harwood Street, Suite 1220, Dallas, Texas 75201.
(9)Based solely on the information reported in a Schedule 13G filed by Deep Track Capital, LP, Deep Track Biotechnology Master Fund, Ltd. and David Kroin (collectively, the “Deep Track Parties”) on May 10, 2024 with the SEC. As reported in the filing, the Deep Track Parties have sole voting and dispositive power with respect to no shares of Common Stock and shared voting and dispositive power with respect to 7,419,355 shares of Common Stock. Mr. Kroin is the Managing Member of Deep Track Capital GP LLC, which is the General Partner of Deep Track Capital, LP. The principal address for the Deep Track Parties is 200 Greenwich Ave, 3rd Floor, Greenwich, CT 06830.
(10)Based solely on the information reported in a Schedule 13G filed by Great Point Partners, LLC, Jeffrey R. Jay, M.D. and Ortav Yehudai (the “Great Point Parties”) on June 5, 2024 with the SEC. As reported in the filing, the Great Point Parties have sole voting and dispositive power with respect to no shares of Common Stock and shared voting and dispositive power with respect to 7,419,355 shares of Common Stock. Dr. Jay is the Senior Managing Member of Great Point Partners, LLC, and Mr. Yehudai is the Managing Director of Great Point Partners, LLC. The principal address for the Great Point Parties is 165 Mason Street, 3rd Floor, Greenwich, CT 06830.
(11)Based solely on the information reported in a Schedule 13G filed by Nextech Crossover I SCSp, Nextech Crossover I GP S.à r.l., Ian Charoub, Costas Constantinides and Rocco Sgobbo (the “Nextech Parties”) on May 24, 2024 with the SEC. As reported in the filing, Nextech Crossover I SCSp and Nextech Crossover I GP S.à r.l. have sole voting and dispositive power with respect to 7,419,355 shares of Common Stock and shared voting and dispositive power with respect to no shares of Common Stock. Ian Charoub, Costas Constantinides and Rocco Sgobbo have sole voting and dispositive power with respect to no shares of Common Stock and shared voting and dispositive power with respect to 7,419,355 shares of Common Stock. Messrs. Charoub, Constantinides and Sgobbo are members of the board of managers of Nextech Crossover I GP S.à r.l. The principal address for the Nextech Parties is 8 rue Lou Hemmer, L-1748 Luxembourg-Findel, Grand-Duché de Luxembourg.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as "householding", potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Notice, please notify your broker or Context Therapeutics Inc. Direct your written request to Context Therapeutics Inc., Attn: Corporate Secretary, 2001 Market Street, Suite 3915, Unit #15, Philadelphia, Pennsylvania 19103. Stockholders who currently receive multiple copies of the Notice at their address and would like to request "householding" of their communications should contact their brokers.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,
/s/ ALEX LEVIT
Alex Levit Corporate Secretary July 24, 2024

APPENDIX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
CONTEXT THERAPEUTICS INC.

The proposed amendment would provide that Article IV, Section 1 of the Amended and Restated Certificate of Incorporation be amended to read in its entirety as follows:

ARTICLE IV

Section 1. The Company is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Undesignated Preferred Stock. The total number of shares of stock that the Company shall have authority to issue is 210,000,000 shares, of which 200,000,000 shares are Common Stock, $0.001 par value per share, and 10,000,000 shares are Undesignated Preferred Stock, $0.001 par value per share.

PRELIMINARY COPY DATED JULY 12, 2024, SUBJECT TO COMPLETION

context therapeutics

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on September 16, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CNTX2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on September 16, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V54217-S93325

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

CONTEXT THERAPEUTICS INC.

The Board of Directors recommends you vote FOR Proposals 1 and 2:

NOTE: To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V54218-S93325

CONTEXT THERAPEUTICS INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 17, 2024 8:30 AM EDT

The stockholder(s) hereby appoint(s) Martin Lehr and Jennifer Minai-Azary, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CONTEXT THERAPEUTICS INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:30 AM EDT on Tuesday, September 17, 2024, virtually at www.virtualshareholdermeeting.com/CNTX2024SM, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side